UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C. 20549

                    SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-12

                      SCIENTIFIC INDUSTRIES, INC.
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       (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction
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    (2) Aggregate number of securities to which transaction applies:

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        computed pursuant to Exchange Act Rule 0-11 (set forth the
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[ ] Check box if any part of the fee is offset as provided by
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    the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule
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




                   Scientific Industries
                       (Letterhead)





October 14, 2012

Dear Fellow Stockholders:

	You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Scientific Industries, Inc. which will be held at 11:00 a.m. (New York time) on Thursday, November 29, 2012 at La
Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716.

	Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of 2012 Annual Meeting of Stockholders and Proxy Statement.

	It is important that your shares be represented at the 2012 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying business reply envelope so that your shares will be represented at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.

	Thank you for your continued support.



      					Sincerely,

                                        /s/ Joseph G. Cremonese
                                        _______________________

					Joseph G. Cremonese
					Chairman









                     SCIENTIFIC INDUSTRIES, INC.
                         70 Orville Drive
                      Bohemia, New York 11716

                            _____________

         NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

                          November 29, 2012



	Notice is hereby given that the 2012 Annual Meeting of Stockholders (the "Annual Meeting") of Scientific Industries, Inc., a Delaware corporation (the "Company"), will be held on Thursday, November 29, 2012, at 11:00 a.m. (New York time) at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, for the following purposes:


      1. To elect two Class A Directors to the Company's Board of Directors to serve until the Company's annual meeting of stockholders with respect to the year ending June 30, 2015 and until the election and qualification of their respective successors.

      2. To ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2013.

      3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying proxy statement.

	The Board of Directors has fixed the close of business on October 8, 2012, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

	A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company.

	You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage paid envelope. Any proxy may be revoked by delivery of a later dated proxy.



By Order of your Board of Directors,




                                                /s/ Robert P. Nichols
                                                _____________________

						Robert P. Nichols
						Secretary

Bohemia, New York
October 19, 2012






WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY
REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY
VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR
PROXY CARD.



                        YOUR VOTE IS IMPORTANT

                     SCIENTIFIC INDUSTRIES, INC.
                          70 Orville Drive
                      Bohemia, New York 11716

                          PROXY STATEMENT
                         _________________

               2012 ANNUAL MEETING OF STOCKHOLDERS
                TO BE HELD ON NOVEMBER 29, 2012
                         _________________

Solicitation of Proxies

	This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of
Scientific Industries, Inc., a Delaware corporation (the "Company"), for use at the 2012 Annual Meeting of Stockholders (the "Annual Meeting") to be held at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, on Thursday, November 29, 2012, at 11:00 a.m. (New York time), and at any adjournments or postponements thereof.

	At the Annual Meeting, stockholders of the Company will be asked to:
(1) elect two Directors of the Company to serve until the Company's annual meeting of stockholders with respect to the fiscal year ending June 30, 2015, and the election and qualification of their respective successors; (2) ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending
June 30, 2013; and (3) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date, Voting Rights

	Only stockholders of record of the Company's Common Stock, par value $0.05 per share (the "Common Stock"), as of the close of business on October 8, 2012 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 1,335,712 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

	The presence at the Annual Meeting, in person or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock as of the Record Date is necessary to constitute a quorum. In the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes abstentions and broker "non-votes" are included.
A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting of Proxies, Revocation, Solicitation

	All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to withhold or abstain from voting. The proxies, when properly executed and returned to the Company, will be voted in accordance with the instructions given therein by the person executing the proxy. In the absence of instructions, properly executed proxies other than with respect to broker "non-votes" will be voted FOR (1) the election of the Board's nominees, Helena R. Santos and James S. Segasture as Directors of the Company; and (2) the ratification of the appointment by the Board of Directors of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2013.

	Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to vote for the nominees for Directors, or to vote for, against or to abstain from voting for the proposal to ratify the appointment by the Board of Directors of the Company's independent registered public accounting firm.

	A stockholder's attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy), which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

	It is anticipated that this proxy statement, the enclosed proxy card and the Company's Annual Report will be mailed to the Company's stockholders on or about October 23, 2012.


                             PRINCIPAL STOCKHOLDERS

       The following table sets forth as of October 8, 2012 certain information as to each person who to the Company's knowledge, based upon such person's representations or publicly available filings, beneficially owned more than 5% of the outstanding shares of the Company's Common Stock as of that date:

Name and Address of		Shares Beneficially		Percent of
Beneficial Owner		Owned**                		Class***
___________________             ___________________             __________
James S. Segasture*			166,500			  12.5

Lowell A. Kleiman			139,581(1) 		  10.4
16 Walnut Street
Glen Head, NY 11545

Fluorometrix Corp.			 90,090(2)		   6.7
24 Timber Edge Road
Stow, MA  01775

Spectrum Laboratories, Inc.		127,986(3)	           9.6
18617 Broadwick Street
Rancho Dominquez, CA 90220

Grace S. Morin*		                 94,450(4)		   7.0

Brookman P. March*			 94,450(5)		   7.0

Joseph G. Cremonese*		         87,097(6)		   6.3

* His or her address is c/o Scientific Industries, Inc., 70 Orville Drive, Bohemia, New York 11716.

***   Percentages of ownership are based upon the number of shares of Common
Stock issued and outstanding. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of the date indicated above are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.

 (1)	Based on information reported on Schedule 13D filed with the Securities and Exchange Commission on October 30, 2002.

 (2)	Represents shares acquired upon sale of assets to the Company in
        November 2011.

 (3)	Based on information reported on Schedule 13G filed with the Securities and Exchange Commission on June 15, 2009.

 (4)	Includes 11,500 shares issuable upon exercise of options held by her husband, Mr. March.

 (5)	Represents 82,950 shares owned by his wife, Grace S. Morin and 11,500 shares issuable upon exercise of options.

 (6)	44,097 shares are owned jointly with his wife, 3,000 shares are owned by his wife, and 40,000 shares are issuable upon exercise of options.

                                      PROPOSAL 1

                                ELECTION OF DIRECTORS

General

	The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. The number of Directors constituting the Board was reduced from six to five upon the death in July, 2011 of a Director, Mr. Joseph I. Kesselman. Two are Class A Directors, one is a Class B Director and two are Class C Directors. At the Annual Meeting, the two Class A Directors are to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending June 30, 2015, and until their successors are duly elected and qualified. During the fiscal year ended June 30, 2012 ("fiscal 2012"), the Board held five meetings, at each of which all Directors were present. Shares of Common Stock represented by executed and returned proxies solicited by the Board of Directors will be voted for the nominees hereinafter named if authority to do so is not specifically withheld. If for any reason said nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

	The Directors of the Company are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected as Director. In tabulating the vote, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of the vote.

	The Board of Directors recommends that stockholders vote FOR the election of the nominees identified below to the Board of Directors.

Nominees

	The Board of Directors has designated Ms. Helena R. Santos and Mr. James S. Segasture, both currently Class A Directors, as their nominees for election.

	Helena R. Santos (age 48), a Director since 2009, has been employed by the Company since 1994, and has served since August 2002 as its President, Chief Executive Officer and Treasurer. Prior thereto, she served as Vice President, Controller from 1997 and as Secretary from May 2001. Ms. Santos was an internal auditor with a major defense contractor from March 1991 to April 1994. She had been previously employed in public accounting.

	James S. Segasture (age 76), a Director since 1991, has been a private investor since February 1990.

Other Directors

	Class B Director:

	Grace S. Morin (age 64), a Director since December 4, 2006, had been President, Director and principal stockholder of Altamira Instruments, Inc. from December 2003 until its acquisition in November 2006 by the Company. Ms. Morin had been employed by Altamira to supervise its administrative functions at the Pittsburgh, Pennsylvania facility as a full-time employee through March 31, 2009 and since that date as a part-time consultant. She was for two years ending December 2003, a general business consultant, and for approximately four years prior thereto a member of senior management of a designer of gas flow environmental engineered products.

	Class C Directors:

	Joseph G. Cremonese (age 76), a Director since November 2002 and Chairman of the Board since February 2006, has been a marketing consultant to the Company since 1996. Mr. Cremonese has been since 1991, President of Laboratory Innovation Company, Ltd., which is a vehicle for technology transfer and consulting services for companies, including the Company, engaged in the production and sale of products for science and biotechnology. Since March 2003, he has been a director of Proteomics, Inc., a producer of recombinant proteins for medical research. Prior to 1991, he had been employed by Fisher Scientific, the largest U.S. distributor of laboratory equipment.

	Roger B. Knowles (age 87), a Director since 1965, has been retired for more than five years.

Stock Ownership

	The following table sets forth, as of October 8, 2012, relevant information as to the shares of Common Stock beneficially owned by (i) each Director of the Company, (ii) each executive officer of the Company identified in the Summary Compensation Table under "Executive Officers and Key Personnel," and (iii) all directors and executive officers as a group.

Beneficial Owner		Number    	   	  Percentage
________________                ______                    __________
Joseph G. Cremonese		   87,097 (1) 		      6.3%

Grace S. Morin			   94,450 (2)		      7.0%
Grace S. Morin			   87,783
James S. Segasture	          166,500	  	     12.5%

Helena R. Santos		   15,779 		      1.2%

Robert P. Nichols		   21,446 (3)		      1.6%

Brookman P. March		   94,450 (4)		      7.0%

All current directors and
 executive officers as a group
 (5 persons)	                  385,272 (5)	 	    27.7%

(1) 44,097 shares are owned jointly with his wife, 3,000 shares are owned by his wife, and 40,000 shares are issuable upon exercise of options.

(2)	Includes 11,500 shares issuable upon exercise of options held by her husband, Mr. March.

(3)	Includes 5,000 shares issuable upon exercise of options.

(4)	Represents 82,950 shares owned by his wife, Ms. Morin, and 11,500 shares issuable upon exercise of stock options.

(5)	Includes 56,500 shares issuable upon exercise of options.


Board Committees

	The Company's Stock Option Committee administers the Company's 2012 Stock Option Plan. The members of the committee are non-management Directors of the company -- James S. Segasture and Joseph G. Cremonese. The members of the Committee serve at the discretion of the Board. During fiscal 2012 the Stock Option Committee held two meetings.

	Grace S. Morin, and James S. Segasture are the current members of the Company's Compensation Committee serving at the discretion of the Board. The Committee administers the Company's compensation policies. During fiscal 2012, the Compensation Committee held two meetings.

	The Board of Directors acts as the Company's Audit Committee, which in its function as the Committee, held four meetings during fiscal 2012. Ms. Santos, who is not "independent" and Ms. Morin are "financial experts" as defined by the Securities and Exchange Commission.

Directors' Compensation and Options

                            DIRECTORS' COMPENSATION
                       For the Year Ended June 30, 2012


                                           Non-
                                           Equity
            Fees                           Incentive
            Earned                         Plan
            or Paid    Stock     Option    Comp-
            in Cash    Awards    Awards    ensation
Name        ($)        ($)       ($)       ($)
(a)         (b)        (c)       (d)       (e)
_____________________________________________________________________
Joseph G.
Cremonese    27,600      0        5,000(1)  0

Roger B.
Knowles      13,200      0            0     0

Grace S.
Morin        13,200      0            0     0

James S.
Segasture    13,200      0            0     0

____________________________________________________________________


                DIRECTORS' COMPENSATION (CONTINUED)

            Changes
            in
            Pension
            Value and
            Non-       Non-
            qualified  qualified
            Deferred   Deferred    All
            Compens-   Comp-       Other
            ation      ensation    Comp-
            Earnings   Earnings    ensation    Total
Name        ($)        ($)         ($)         ($)
(a)         (f)        (g)         (h)         (i)
____________________________________________________________________

Joseph G.
Cremonese      0         0        37,800(2)   70,400

Roger B.
Knowles        0         0          0         13,200

Grace S.
Morin          0         0         5,100(3)   18,300

James S.
Segasture      0         0          0         13,200

____________________________________________________________________

(1) The amount represents consulting expense recorded in fiscal 2012 for stock options granted in fiscal 2012 valued and expensed utilizing the Black-Scholes-Merton options pricing model.

(2) Represents amount paid to his affiliate pursuant to a marketing consulting agreement.

(3) Represents compensation received for her administrative services as a consultant for Altamira.

	The Company pays each Director who is not an employee of the Company or a subsidiary a quarterly retainer fee of $1,800 and $1,200 for each meeting attended. In addition, the Company reimburses each Director for out-of-pocket expenses incurred in connection with attendance at board meetings in the amount of $50 or the Director's itemized expenses, whichever is greater. Mr. Cremonese, as Chairman of the Board receives an additional fee of $1,200 per month. During fiscal 2012, total director compensation to non-employee Directors aggregated $115,100, including the consulting fees paid to Mr. Cremonese's affiliate, and to Ms. Morin.

	Under the Company's 2002 Plan, none of the Directors at the time of the adoption by the Board of Directors of the 2002 Plan were eligible to receive option grants thereunder. However, each of Roger B. Knowles and James S. Segasture held options which expired on December 31, 2011 granted under the Company's 1992 Stock Option Plan to purchase 4,000 shares of Common Stock at the exercise price of $2.40 per share. Mr. Joseph G. Cremonese who was elected a Director at the 2002 Annual Meeting of Stockholders, was granted ten year options on December 1, 2003 to purchase 5,000 shares of Common Stock at the exercise price of $1.35 per share, ten-year options on February 20, 2007 to purchase 5,000 shares of Common Stock at the exercise price of $3.10 per share, five-year options on September 17, 2009 to purchase 10,000 shares at the exercise price of $1.88 per share, five-year options on January 7, 2011 to purchase 10,000 shares at the exercise price of $1.53 per share, and five-year options on January 12, 2012 to purchase 10,000 shares at the exercise price of $3.45 per share. The $3.45 option had a total fair value (as determined by the Black-Scholes-Merton option-pricing model) of $10,000 of which $5,000 was recognized as consulting expense in fiscal 2012. None of the options have been exercised to date.


Executive Officers and Key Personnel

	Ms. Helena R. Santos and Mr. Robert P. Nichols are the executive officers of the Company. Mr. Brookman P. March is President and Director of Sales and Marketing of the Company's subsidiary, Altamira Instruments, Inc.

	See "Election of Directors" for the employment history of Ms. Santos.



	Robert P. Nichols (age 51), employed by the Company since February 1998, has served since August 2002 as Executive Vice President. Previously, he had been since May 2001 Vice President, Engineering. Prior to joining the Company, Mr. Nichols was an Engineer Manager with Bay Side Motion Group, a precision motion equipment manufacturer from January 1996 to February 1998.

	Brookman P. March (age 67) has been Director of Sales and Marketing of Altamira, which has conducted the Catalyst Research Instruments operation since November 30, 2006 and its President since July 2008. He had been Vice President and a Director of Altamira from December 2003 until it was acquired by the Company. Mr. March is the husband of Ms. Morin, a Director.

	The executive officers of the Company are elected by the Board of Directors of the corporation for which they serve and hold office until their respective successors are elected and qualified or until his or her earlier resignation or removal. None of the officers need to be Directors, and more than one office may be held by the same person. There is no arrangement or understanding between any executive officer and any person other than the Company regarding election as an officer.

	The Compensation Committee reviews and recommends to the Board of Directors the compensation to be paid to each executive officer. In making a determination, the Committee and the Board give material consideration to the Company's results of operations and financial condition, competitive factors and the Company's resources. The compensation at times includes grants of options under its stock option plan to the named executives. Each officer is employed pursuant to a long-term employment agreement, containing terms proposed by the Committee and approved as reasonable by the Board of Directors. The Board is cognizant that as a relatively small company, the Company has limited resources and opportunities with respect to recruiting and retaining key executives. Accordingly, the Company has relied upon long-term employment agreements and grants of stock options to retain qualified personnel.

	In September 2011, The Company entered into new employment agreements with Ms. Helena R. Santos and Robert P. Nichols extending their terms of employment to June 30, 2013. The new agreements increased their annual base salaries for the fiscal years ending June 30, 2012 and June 30, 2013 - for Ms. Santos from $135,000 for the fiscal year ended June 30, 2011 to $138,000 and $141,000 respectively; and for Mr. Nichols from $123,600 for the fiscal year ended June 30, 2011 to $126,320 and $129,100 respectively. Bonuses, if any, are to be awarded at the discretion of the Board of Directors for each of the fiscal years ending June 30, 2012 and June 30, 2013. For the year ended June 30, 2011, the Board of Directors authorized bonuses of $4,000 for Ms. Santos and $3,000 for Mr. Nichols. No bonuses were awarded for the fiscal year ended June 30, 2012.

	In May 2012, the Company entered into a new employment agreement with Mr. March extending the term through June 30, 2014, which may be further extended by mutual consent for an additional 12 month period. The agreement provides for an annual base salary of $131,000 and $135,000 for each of the fiscal years ending June 30, 2013 and 2014, respectively, up from $128,000 for the year ended June 30, 2012. Bonuses, if any, may be awarded at the discretion of the Board of Directors. A bonus of $5,000 was paid to Mr. March during fiscal 2011 for his services during the twelve month period ended November 30, 2010, under the previous contract, no bonus was awarded for fiscal 2012.

        Mr. March is the husband of Grace S. Morin, a Director of the Company and of Altamira and a former principal stockholder of Altamira.

	Each of the foregoing employment agreements contains confidentiality and non-competition covenants. The employment agreements for Ms. Santos and Mr. March contain termination provisions stipulating that if the Company terminates the employment other than for death, disability, or cause (defined as (i) conviction of a felony or (ii) gross neglect or gross misconduct (including conflict of interest), the Company shall pay severance payments equal to one year?s salary at the rate of the compensation at the time of termination, and continue to pay medical health benefits provided by the Company for a period of two years from termination.

	Compensation for each executive officer provided by his or her employment agreement was based on the foregoing factors and the operating and financial results of the segments under his or her management.

	The following table summarizes all compensation paid by the Company to each of its executive officers for the fiscal years ended June 30, 2012 and 2011.

                       SUMMARY COMPENSATION TABLE

______________________________________________________________________

                                                  Non-      Non-
                                                  Equity    Qualified
                                                  Incentive Deferred
Name                                              Plan      Comp-
and                               Stock  Option   Comp-     ensation
Principal  Fiscal  Salary  Bonus  Awards Awards   ensation  Earnings
Position   Year    ($)     ($)    ($)    ($)      ($)       ($)
(a)        (b)     (c)     (d)    (e)    (f)      (g)       (h)
______________________________________________________________________
Helena R.  2012    138,000 0        0      0        0         0
Santos,    2011    135,000 4,000(1) 0      0        0         0
CEO,
President,
CFO
______________________________________________________________________
Robert P.  2012    126,300 0        0      0        0         0
Nichols,   2011    123,600 3,000(1) 0      0        0         0
Exec.
V.P.
______________________________________________________________________
Brookman   2012    128,000 0        0        200(3) 0         0
P. March,  2011    122,650 5,000(1) 0      2,900(3) 0         0
Director
of Sales
and
Marketing,
and
President of
Altamira
______________________________________________________________________




                   SUMMARY COMPENSATION TABLE (CONTINUED)
______________________________________________________________________
                     Changes
                     in
                     Pension
                     Value
                     and Non-
                     Qualified  All
Name                 Deferred   Other
and                  Comp-      Comp-
Principal  Fiscal    ensation   ensation   Total
Position   Year      Earnings   ($)        ($)
(a)        (b)                  (i)        (j)
______________________________________________________________________
Helena R.  2012      0           2,800(2)  140,800
Santos,    2011      0           2,800(2)  141,800
CEO,
President,
CFO
______________________________________________________________________
Robert P.  2012      0           2,500(2)  128,800
Nichols,   2011      0           2,500(2)  129,100
Exec.
V.P.
______________________________________________________________________
Brookman   2012      0           5,100(2)  133,300
P. March,  2011      0           5,100(2)  135,650
Director
of Sales
and
Marketing,
and
President of
Altamira
______________________________________________________________________

(1) Represents amounts paid for fiscal 2011.

(2) The amounts represent the Company's matching contribution under the Company's 401(k) Plans.

(3) The amounts represent compensation expense for stock options granted valued utilizing the Black-Scholes-Merton options pricing model, disregarding estimates of forfeitures related to service-based vesting considerations. The fiscal 2012 option was valued at a total of $5,700 with stock-based compensation costs of $5,500 to be recognized in the future.

    GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR ENDED JUNE 30, 2012

_______________________________________________________________________
                  Estimated            All Other  All Other
                  Future               Stock      Option
                  Payouts   Estimated  Awards:    Awards:
                  under     Future     Number     Number
                  Non-      Payment    of Shares  of
                  Equity    Under      of         Securities
         Grant    Incentive Equity     Stock      Underlying
Name     Date     Plan      Plan       Units(#)   Options (#)
(a)      (b)      Awards    Awards     (c)        (d)
_______________________________________________________________________
Brookman
P. March 05/10/12 0         0          0          5,000
_______________________________________________________________________

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR ENDED JUNE 30, 2012 (CONTINUED)
_______________________________________________________________________
                                Grant
                                Date
                    Exercise    Fair
                    or Base     Value of
                    Price of    Stock
                    Option      and
         Grant      Awards      Option
Name     Date       ($/Sh)      Awards
(a)      (b)        (e)         (f)
_______________________________________________________________________
Brookman
P. March 05/10/12   3.71         $5,700
_______________________________________________________________________


       OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

_______________________________________________________________________
                          Option Awards
_______________________________________________________________________
                        Number       Equity
           Number       of           Incerntive
           of           Securities   Plan Awards:
           Securities   Under-       Number of
           Under-       lying        Securities
           lying Un-    Unexercised  Underlying   Option
           exercised    Options(#)   Unexercised  Exercise  Option
           Options(#)   Unexerci-    Unearned     Price     Expiration
Name       Exercisable  sable        Options(#)   ($)       Date
(a)        (b)          (c)          (d)          (e)       (f)
______________________________________________________________________
Robert P.
Nichols     5,000        0           0            1.25      10/2012
______________________________________________________________________
Brookman P. 5,666        5,834       0            3.07      5/2022
March
_____________________________________________________________________

                           STOCK AWARDS

During fiscal 2012, there were no stock awards granted to officers and no executive officer exercised any options.

Related Transactions

	Mr. Joseph G. Cremonese, a Director since November 2002, through his affiliate, Laboratory Innovation Company, Ltd., has been providing independent marketing consulting services to the Company for over ten years. The services have been rendered since January 1, 2003 pursuant to a consulting agreement which was extended in January, 2012 through December 31, 2012. The agreement as amended and restated currently provides that Mr. Cremonese and his affiliate shall render, at the request of the Company, marketing consulting services of at least 60, but not more than 96, days per year at the rate of $660 per day with a monthly payment of $3,300, with the Company's obligation reduced to the extent the consulting services are less than 60 days for the 12 month period. The agreement contains confidentiality and non-competition covenants. The Company paid the affiliate pursuant to the agreement $37,800 and $36,000 for fiscal 2012 and fiscal 2011, respectively.

	Ms. Grace S. Morin, was elected a Director in December 2006 upon the sale of her 90.36% ownership interest in Altamira to the Company in November 2006. Under the purchase agreement Ms. Morin received
(in addition to $361,000 in cash paid and an aggregate of 112,950 shares of the Company's Common Stock issued at the time of acquisition), an amount equal to 4.518% (90.36% of 5%) of net sales of Altamira for each of five designated periods, subject to possible described adjustment. Accordingly, she received $59,700 for the period from December 1, 2006 through June 30, 2007, $131,000 for the year ended June 30, 2008; $97,000 for the year ended June 30, 2009; $126,400 for the year ended June 30, 2010; and $38,000 for the five months ended November 30, 2010. She also received in fiscal 2008 $36,400 as reimbursement for the Company's treatment of the transaction as a purchase of assets for tax purposes.

	Until March 31, 2009, Ms. Morin had been employed full-time by Altamira as an administrative employee. Since April 1, 2009, she has provided consulting services on a part-time basis pursuant to an agreement expiring March 31, 2013 at the rate of $85 per hour, which resulted in a payment of $5,100 and $9,000 for fiscal 2012 and fiscal 2011, respectively. The agreement contains confidentiality and non-competition covenants.



Section 16(a) Reporting

	The Company believes that, for the year ended June 30, 2012, its officers, directors and 10% stockholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

                           PROPOSAL 2

  APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	The Board of Directors, subject to stockholders' approval, appointed Nussbaum Yates Berg Klein & Wolpow, LLP (the "Firm") as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2013. The Firm has audited the consolidated financial statements of the Company since 1991. A representative of the Firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes "against" the proposal. Broker "non-votes" will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the proposal and will therefore not have the effect of votes either "for" or "against".

	Stockholder ratification of the appointment is not required by the Company's Certificate of Incorporation or By-laws or otherwise. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee, currently the entire Board of Directors determines that such a change would be in the best interest of the Company and its stockholders.

	The following is a description of the fees incurred by the Company for services by the Firm during fiscal 2012 and fiscal 2011:

	The Company incurred for the services of the Firm fees of approximately $61,000 and $54,000 for fiscal 2012 and 2011, respectively, in connection with the audit of the Company's annual financial statements and quarterly reviews; and $5,000 for each fiscal year for the preparation of the Company's corporate tax returns. There were no other audit related fees or other fees paid to the Firm for the two fiscal years.

	In approving the engagement of the independent registered public accounting firm to perform the audit and non-audit services, the Board of Directors as the Company's audit committee evaluates the scope and cost of each of the services to be performed including a determination that the performance of the non-audit services will not affect the independence of the firm in the performance of the audit services.


The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2013.

                         OTHER MATTERS

	The Board of Directors are not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.


                    ADDITIONAL INFORMATION

	The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2012, includes its Annual Report on Form 10-K for the year which was filed with the U.S. Securities and Exchange Commission on September 27, 2012. The Annual Report to Stockholders on Form 10-K is not part of this proxy material, but is being mailed to stockholders with this proxy solicitation. Certain information included herein is incorporated in the Report by reference.

                     STOCKHOLDER PROPOSALS

	Proposals of stockholders of the Company intended to be presented at the Company's Annual Meeting of Stockholders following the year ending June 30, 2013 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than June 23, 2013.


                   EXPENSES AND SOLICITATION

	The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone.
No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.


					By Order of your Board of Directors,


                                        /s/ Robert P. Nichols
                                        _____________________
					Robert P. Nichols
					Secretary
Bohemia, New York
October 19, 2012

__________________________________________________________________________

PROXY CARD:


              SCIENTIFIC INDUSTRIES, INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                    November 29, 2012

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Joseph G. Cremonese and Grace S. Morin, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.05 per share ("Common Stock"), of Scientific Industries, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2012 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, on Thursday, November 29, 2012 at 11:00 a.m. New York time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

1.  Election of Class A Directors:

               HELENA R. SANTOS      JAMES S. SEGASTURE

        FOR both nominees  (    )    WITHHOLD for both nominees  (    )

If you do not wish your shares voted FOR one of the nominees, draw a line through that person's name above.


2. Ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2013.

FOR   (   )		AGAINST   (   )		ABSTAIN   (   )

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.


The Board of Directors recommends the vote FOR the election of the nominees for Class A Directors and proposal 2.


THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

__________________________________________________________________________


(BACK OF CARD)


PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AND APPROVE PROPOSALS NOs. 2 AND 3.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual
Meeting will not by itself revoke a proxy given by the stockholder.

                          (Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.)




Dated:_________________                   _______________________________
                                          Signature

PLEASE COMPLETE, SIGN, DATE               __________________________________
AND RETURN THE PROXY CARD                 Signature, if held by joint owners
PROMPTLY USING THE
ENCLOSED ENVELOPE.